  Exhibit 99.1
American Resources Corporation Announces Proposed Public Offering of Common Stock and Warrants

August 21, 2019 | Source: American Resources Corporation

FISHERS, INDIANA / ACCESSWIRE / August 21, 2019 / American Resources Corporation (NASDAQ: AREC), a supplier of raw materials to the rapidly growing global infrastructure marketplace, with a primary focus on the extraction, processing, transportation and distribution of metallurgical coal to the steel industry, announced today that it intends to offer for sale a combination of shares of its common stock and warrants to purchase shares of its common stock in an underwritten public offering. The company intends to use the net proceeds from this offering for general corporate purposes, including working capital. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Maxim Group LLC is acting as sole book-running manager for the offering.

The securities described above are being offered by American Resources pursuant to a registration statement (File No. 333-230786) previously filed and declared effective by the Securities and Exchange Commission (SEC). The securities are being offered by means of a prospectus supplement and accompanying prospectus, forming part of the registration statement. A preliminary prospectus supplement and accompanying prospectus relating to this offering have been filed with the SEC. Electronic copies of the preliminary prospectus supplement and the accompanying prospectus relating to this offering may be obtained from Maxim Group LLC, 405 Lexington Avenue, 2nd Floor, New York, NY 10174, at 212-895-3745. Electronic copies of the preliminary prospectus supplement and accompanying prospectus are also available on the website of the SEC at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About American Resources Corporation

American Resources Corporation is a supplier of raw materials to the rapidly growing global infrastructure marketplace. The company’s primary focus is on the extraction, processing, transportation and selling of metallurgical coal and pulverized coal injection (PCI) to the steel industry. AREC’s operations are based in the Central Appalachian basin of eastern Kentucky and southern West Virginia, where premium quality metallurgical products are located.

The company’s business model is based on running a streamlined and efficient operation to economically extract and deliver resources to meet its customers’ demands. By running operations with low or no legacy costs, American Resources Corporation works to maximize margins for its investors while being able to scale its operations to meet the growth of the global infrastructure market.

Website:
http://www.americanresourcescorp.com

Institutional/Retail/Individual Contact:
PCG Advisory
Jeff Ramson, CEO
646-863-6893
jramson@pcgadvisory.com
www.pcgadvisory.com

American Capital Ventures
Howard Gostfrand, President
305-918-7000 – Office
hg@amcapventures.com
www.amcapventures.com

Company Contact:
Mark LaVerghetta
317-855-9926 ext. 0
Vice President of Corporate Finance and Communications
investor@americanresourcescorp.com

Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the Company’s actual results, performance, or achievements or industry results to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. These statements are subject to a number of risks and uncertainties, many of which are beyond American Resources Corporation’s control. The words “believes”, “may”, “will”, “should”, “would”, “could”, “continue”, “seeks”, “anticipates”, “plans”, “expects”, “intends”, “estimates”, or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Any forward-looking statements included in this press release are made only as of the date of this release. The Company does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. The Company cannot assure you that the projected results or events will be achieved.

Source: American Resources Corporation